WELLS FARGO FUNDS TRUST

Wells Fargo Tactical Maturity Bond Fund

Institutional Class Shares

Supplement dated November 15, 2004

to the Prospectus dated October 1, 2004

At its November 2, 2004 regular Board meeting, the Board of Trustees of Wells Fargo Funds Trust unanimously approved the liquidation of the Tactical Maturity Bond Fund (the “liquidation”).

Effective immediately, the Tactical Maturity Bond Fund is closed to new investors. Existing shareholders may continue to purchase shares of the Fund without limitation.

The liquidation is expected to occur on or about December 21, 2004.